SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 9, 2004

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of

Incorporation or Organization)

0-49629	33-0933072
(Commission File Number)	(I.R.S. Employer Identification No.)

17872 Cartwright Road

Irvine, California 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 399-4500

(Registrant’s telephone number,

including area code)

Item 7.	Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

99.1	Press Release dated March 9, 2004 (furnished pursuant to Item 12 of Form 8-K).

Item 12.	Results of Operations and Financial Condition.

On March 9, 2004, Quantum Fuel Systems Technologies Worldwide, Inc. issued an earnings release announcing its financial results for the quarter ended January 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

By:	/s/ W. Brian Olson

W. Brian Olson
Chief Financial Officer

Date: March 9, 2004

Index to Exhibits

Exhibit	Description

99.1	Press Release dated March 9, 2004 (furnished pursuant to Item 12 of Form 8-K).